Exhibit 99.906CERT

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Florida Plus Municipal Income Trust (the “Trust”), that:

(a)                      the Annual Report of the Fund on Form N-CSR for the period ended November 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Florida Plus Municipal Income Trust

Date:	January 15, 2008

/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	January 15, 2008

/s/Cynthia J. Clemson
Cynthia J. Clemson
President